UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

BRIGHTSPHERE Investment Group plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 19, 2018, BrightSphere Investment Group plc (the "Company") held its 2018 Annual General Meeting (the "Annual Meeting") at 101 Park Avenue, New York, NY 10178. As of April 23, 2018, the record date for the Annual Meeting, the Company had 109,233,491 of its ordinary shares, nominal value $0.001 per share (the “Ordinary Shares”), issued and outstanding and entitled to vote at the Annual Meeting. Of these shares, 99,081,375 were present in person or represented by proxy at the Annual Meeting. A quorum was present for the transaction of business at the Annual Meeting. At the Annual Meeting, the Company’s shareholders considered and acted upon the following proposals:

1.  Election of Directors.  The shareholders elected the following individuals to serve as directors until the 2019 Annual General Meeting and until their respective successors are duly elected and qualified.  The table below sets forth the voting results for each director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen H. Belgrad	90,191,024	2,484,311	968,198	5,437,842
Robert J. Chersi	85,625,586	7,049,803	968,144	5,437,842
Suren S. Rana	77,606,476	14,969,712	1,067,345	5,437,842
James J. Ritchie	91,265,469	1,410,212	967,852	5,437,842
Barbara Trebbi	91,394,989	1,280,348	968,196	5,437,842
Guang Yang	88,316,650	4,356,482	970,401	5,437,842

2.  Ratification of Independent Registered Public Accounting Firm.  The shareholders voted to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,032,011	31,428	1,017,936	—

3.  Appointment of Statutory Auditor.  The shareholders voted to appoint KPMG as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the Company’s next Annual General Meeting at which accounts are laid before shareholders).  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,030,241	33,123	1,018,011	—

4.  Authorization of the Board of Directors to determine U.K. Statutory Auditor’s Remuneration.  The shareholders voted to authorize the directors to determine the remuneration of KPMG as the Company’s U.K. statutory auditor.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,027,941	34,721	1,018,713	—

5.  Advisory Vote on Executive Compensation.  The shareholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2018 proxy statement (the “Proxy Statement”), including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Proxy Statement.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,748,476	17,940,861	954,196	5,437,842

6.  Advisory Vote on Directors’ Remuneration Report.  The shareholders voted to approve, on an advisory basis, the Directors’ Remuneration Report contained in Appendix A to the Proxy Statement, for the period commencing January 1, 2017 and ended December 31, 2017.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,822,779	13,866,096	954,658	5,437,842

7.  Amendment to Share Repurchase Contract and Repurchase Authorization.  The shareholders voted to approve the form of amendment to the Company's share repurchase contract, with the counterparty named therein, attached as Appendix B to the Proxy Statement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,954,058	2,728,867	1,398,450	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	June 21, 2018	BRIGHTSPHERE INVESTMENT GROUP PLC

		By:	/s/ RICHARD J. HART
		Name:	Richard J. Hart
		Title:	General Counsel and Secretary